LESAKA TECHNOLOGIES,

INC.
INSIDER TRADING POLICY

Exhibit 19

CONTENTS
CONTENTS

.............................................................................................................................................

2
1.
EXECUTIVE SUMMARY .................................................................................................................

4
1.1.
INTRODUCTION......................................................................................................................

4
2.
TRADING IN COMPANY

SECURITIES

..........................................................................................

5
2.1.
TRADING IN

COMPANY SECURITIES WHILE IN POSSESSION

OF MATERIAL NON-PUBLIC INFORMATION
IS PROHIBITED

.......................................................................................................................

5
2.2.
SPECIAL GUIDELINES FOR 10B5-1 TRADING PLANS

.......................................................

5
3.
APPLICATION AND

RESTRICTION OF THE POLICY ..................................................................

7
3.1.
ALL

EMPLOYEES,

OFFICERS,

DIRECTORS,

CONSULTANTS

AND

THEIR

FAMILY

MEMBERS

AND
AFFILIATES ARE

SUBJECT TO THIS POLICY .....................................................................

7
3.2.
EXECUTIVE OFFICERS AND DIRECTORS ARE

SUBJECT TO ADDITIONAL RESTRICTIONS 7
●
SECTION 16 INSIDERS ..........................................................................................................

7
●
ADDITIONAL RESTRICTIONS

................................................................................................

7
3.3.
APPLICABILITY OF THE POLICY TO TRANSACTIONS

IN COMPANY

SECURITIES ........

7
●
GENERAL RULE .....................................................................................................................

7
●
EMPLOYEE BENEFIT PLANS ................................................................................................

7
3.4.
EMPLOYEES MAY NOT

PARTICIPATE

IN CHAT ROOMS

..................................................

7
3.5.
EVERY INDIVIDUAL IS RESPONSIBLE

.................................................................................

8
3.6.
THE POLICY CONTINUES TO APPLY

FOLLOWING TERMINATION

OF EMPLOYMENT

..

8
4.
COMPLIANCE OFFICER ................................................................................................................

8
4.1.
INSIDER TRADING COMPLIANCE OFFICER .......................................................................

8
4.2.
THE COMPLIANCE OFFICER IS AVAILABLE

TO ANSWER QUESTIONS ABOUT THIS

POLICY

8
5.
MATERIAL NON-PUBLIC

INFORMATION .....................................................................................

8
5.1.
DEFINITION OF MATERIAL

NON-PUBLIC INFORMATION ..................................................

9
●
MATERIAL ...............................................................................................................................

9
●
NON-PUBLIC

...........................................................................................................................

9
●
CONSULT THE COMPLIANCE

OFFICER WHEN IN DOUBT ...............................................

9
5.2.
ONLY

DESIGNATED

COMPANY

SPOKESPERSONS

ARE AUTHORIZED

TO DISCLOSE

MATERIAL

NON-
PUBLIC INFORMATION ..........................................................................................................

9
6.
PROHIBITED TRANSACTIONS ...................................................................................................

11
6.1.
SHORT SALES

......................................................................................................................

11
6.2.
PUBLICLY TRADED

OPTIONS

.............................................................................................

11
6.3.
HEDGING TRANSACTIONS .................................................................................................

11
6.4.
MARGIN ACCOUNTS AND PLEDGES

.................................................................................

11
7.
TRADING ACTIVITIES BY EMPLOYEES

.....................................................................................

12
7.1.
TRADING ACTIVITIES

BY EMPLOYEES

ARE PERMITTED

ONLY

DURING CERTAIN

TRADING WINDOWS
...............................................................................................................................................

12
8.
VIOLATIONS OF THE

POLICY

.....................................................................................................

12
8.1.
VIOLATIONS OF

INSIDER TRADING LAWS

OR THE POLICY CAN RESULT

IN SEVERE CONSEQUENCES
...............................................................................................................................................

12
●
CIVIL AND CRIMINAL PENALTIES ......................................................................................

12

●
COMPANY DISCIPLINE ........................................................................................................

12
●
REPORTING VIOLATIONS ...................................................................................................

12
9.
REVISION AND ACKNOWLEDGEMENT OF THE POLICY

.........................................................

13
9.1.
THE POLICY IS SUBJECT TO REVISION ...........................................................................

13
9.2.
ALL EMPLOYEES MUST ACKNOWLEDGE THEIR AGREEMENT

TO COMPLY

WITH THE POLICY

13
9.3.
INQUIRIES

.............................................................................................................................

13
10.
POLICY REVIEW ..........................................................................................................................

13
11.
APPENDIX

A

–

SPECIAL

RESTRICTION

ON

TRANSACTIONS

IN

COMPANY

SECURITIES

BY

SECTION

16
INSIDERS

......................................................................................................................................

14

1.

EXECUTIVE SUMMARY
1.1.

INTRODUCTION
The

Insider

Trading

Policy

(hereinafter

referred

to

as

the

“Policy”)

provides

guidelines

to

all

employees,

officers

and
directors

of

Lesaka

Technologies

,

Inc.

and

its

subsidiaries

(hereinafter

referred

to

as

the

“Company”)

with

respect

to
transactions in the Company’s securities.
The nature of

operations of a

listed company

includes that

its management

and other insiders

may possess

information
influencing the value of a security issued

by the listed company,

meant to be used to promote the

business operations of
the listed company.

The information

shall be confidential

until published or

otherwise made

available in the

market. The
information may not be used in securities transactions or

disclosed to others without an acceptable reason.
Holdings in a

listed company

by the management

of the listed

company and

by other insiders

are in essence

beneficial
for both the company and

its shareholders. The publicity

of holdings of the insiders

provides the investors a

possibility to
monitor

the

holdings

of

the

insiders

and

simultaneously

supports

confidence

in

the

securities

markets.

The

trading
practices of the insiders shall be such that they do not

undermine confidence in the securities markets.

2.

TRADING IN COMPANY SECURITIES

2.1.

TRADING

IN

COMPANY

SECURITIES

WHILE

IN

POSSESSION

OF

MATERIAL

NON-PUBLIC
INFORMATION IS PROHIBITED
The purchase or sale

of securities by

any person who

possesses material non-public

information (hereinafter referred

to
“MNPI”) is a violation of federal and state securities

laws. Furthermore, it is important that the appearance,

as well as the
fact, of trading on the basis of MNPI be avoided.

Therefore,

any

person

subject

to

the

Policy

who

possesses

MNPI

pertaining

to

the

Company

may

not

trade

in

the
Company’s securities, advise anyone else to do so, or communicate the information to anyone else until he or she knows that the information has been disseminated to the public.
The Policy applies to

all trading or other

transactions in the Company’s

securities, including common stock,

options, and
any other

securities

that the

Company may

issue, such

as preferred

stock, notes,

bonds and

convertible securities,

as
well as to derivative securities relating to any of the Company’s securities, whether or not issued by the Company.
No director, officer,

employee, or consultant of the Company who

is aware of MNPI relating to the Company may:
●

directly or through family

members or other

persons or entities,

purchase, sell or

otherwise transfer or

trade, or offer
to purchase, sell, or otherwise transfer

or trade, any securities of the Company,

other than pursuant to a trading

plan
that complies with Rule 10b5-1 promulgated by the U.S.

Securities and Exchange Commission (“SEC”); or
●

engage in any other action to take personal advantage of that information, communicate that information on to others outside the Company,

including:
◾

friends and family (a practice referred to as “tipping”); or

◾

make

recommendations

or

express

opinions

as

to

trading

in

the

Company’s

securities

while

in

possession

of
MNPI, except

such person

may advise

others not

to trade

in the

Company’s securities

if doing

so might

violate
the law or this Policy.
In addition, it is the policy of

the Company that no officer,

director, employee, or

consultant who, in the course

of working
for the

Company,

learns of

MNPI of

another company

with which

the Company

does business,

such as

a customer

or
supplier, may trade in that

company’s securities until that information becomes

public or is no longer material.

No officer,

director,

employee, or

consultant who

knows of

any such

MNPI may

communicate that

information to,

or tip,
any other

person, including

family members

and friends,

or otherwise

disclose such

information without

the Company’s
authorization.
2.2.

SPECIAL GUIDELINES FOR 10B5-1 TRADING

PLANS
Notwithstanding the foregoing,

an employee will

not be

deemed to

have violated the

Policy if

he or

she effects a

transaction
that meets all of the enumerated criteria below:
●

The transaction must be made pursuant

to a documented plan (the “Plan”)

entered into in good faith that

complies
with all provisions of Rule 10b5-1 (the “Rule”), including,

without limitation:
◾

Each Plan must:
a)

specify the

amount of

securities to

be purchased

or sold

and the

price at

which and

the date

on which

the
securities are to be purchased or sold, or
b)

include a written

formula or

algorithm, or

computer program,

for determining

the amount

of securities

to be
purchased or sold and the price at which and the date on which the securities were to be purchased or sold.
◾

Such

Plan

must

prohibit

the

employee

and

any

other

person

who

possesses

MNPI

from

exercising

any
subsequent influence over how, when,

or whether to effect trades.
◾

Such Plan must provide that no trades may occur thereunder until expiration of the applicable cooling-off period specified in Rule

10b5-1(c)(ii)(B), and no

trades may occur

until after

that time.

The appropriate cooling-off

period
will vary based on the status

of the covered person. For directors and

officers, the cooling-off period ends on the
later

of

(x)

ninety

(90)

days

after

adoption

or

certain

modifications

of

the

Plan;

or

(y)

two

(2)

business

days
following disclosure of the Company's financial results in a Form 10-Q or Form 10-K for the quarter in which the
Plan was

adopted or

modified. However,

the cooling-off

period cannot

exceed one

hundred and

twenty (120)
days from

adoption

or modification

of the

Plan as

specified

in the

Rule. For

all other

persons,

the cooling

-off
period ends thirty (30) days after adoption or modification of the Plan. This required cooling-off period will

apply
to the entry into a new Plan and any revision or modification of a Plan.

●

Each

Plan

must

be

approved

prior

to

the

effective

time

of

any

transactions

under

such

Plan

by

the

Company’s
Compliance Officer (as hereinafter

defined). The Company reserves the

right to withhold approval of any

Plan that
the Compliance Officer determines, in his or her

sole discretion:
◾

fails to comply with the Rule; or
◾

exposes the Company or the

employee to liability under any

other applicable state or federal rule,

regulation or
law; or
◾

creates any appearance of impropriety; or

◾

fails to meet the guidelines established by the Company;

or
◾

otherwise fails to

satisfy review

by the Compliance

Officer for

any reason, such

failure to be

determined in the
sole discretion of the Compliance Officer.
●

Any modifications to the Plan or deviations from the

Plan without prior approval of the Compliance Officer will result in

a

failure

to

comply

with

the

Policy.

Any

such

modifications

or

deviations

are

subject

to

the

approval

of

the
Compliance Officer.
●

Each Plan must be established at a time when the trading

window is open.
●

Each

Plan

must

provide

appropriate

mechanisms

to

ensure

that

the

employee

complies

with

all

rules

and
regulations, including

Rule 144

promulgated under

the Securities

Act of

1933 and

Section 16(b)

of the

Securities
Exchange Act

of 1934

(hereinafter referred

to as

the “Exchange

Act”), applicable

to securities

transactions under
the Plan by the employee.
●

Each Plan must provide for the suspension of all transactions under such Plan in the event that the Company, in its
sole discretion, deems such suspension necessary and advisable, including suspensions necessary to comply with
trading

restrictions

imposed

in

connection

with

any

lock-up

agreement

required

in

connection

with

a

securities
issuance transaction or other similar events.
●

None of the Company, the Audit Committee nor any of the Company’s officers, employees or other representatives shall be deemed, solely by

their approval of the Plan, to

have represented that any

Plan complies with the Rule

or
to have assumed

any liability

or responsibility

to the employee

or any other

party if such

Plan fails to

comply with
the Rule.

3.

APPLICATION AND RESTRICTION OF THE POLICY

3.1.

ALL

EMPLOYEES,

OFFICERS, DIRECTORS,

CONSULTANTS

AND

THEIR

FAMILY

MEMBERS

AND
AFFILIATES ARE SUBJECT TO THIS POLICY
The Policy

applies to

all directors,

officers, employees,

and consultants

of the

Company as

well as

to entities

(such as
trusts, limited partnerships and corporations) over which

such individuals have or share voting or investment

control.

For the

purposes of

this Policy,

officers, outside

directors and

consultants are

included within

the term

“employee.” The
Policy also applies to any other persons

whom the Company’s insider trading Compliance Officer may designate because they have access

to MNPI

concerning the Company, as well

as any person

who receives MNPI

from any Company

insider.

Persons

subject

to

the

Policy

are

responsible

for

ensuring

compliance

by

family

members

and

members

of

their
households and by

entities over which

they exercise voting

or investment control.

Employees should provide

each of these
persons or entities with a copy of this Policy.
3.2.

EXECUTIVE OFFICERS AND DIRECTORS ARE

SUBJECT TO ADDITIONAL RESTRICTIONS
●
SECTION 16 INSIDERS

The Company’s directors and executive

officers are subject to

the reporting provisions and trading

restrictions of Section
16

of

the

Exchange

Act

and

the

underlying

rules

and

regulations

promulgated

by

the

SEC.

Each

of

these

persons

is
referred to herein as a “Section 16 Insider.”

An

executive

officer

is

generally

defined

as

the

president,

principal

financial

officer,

principal

accounting

officer

or
controller, any vice president

in charge of a principal business unit, division

or function or any other officer or

person who
performs a policy making function.
●
ADDITIONAL RESTRICTIONS
All Section 16 Insiders are subject to the additional restrictio ns set forth in
Appendix A

hereto.
3.3.

APPLICABILITY OF THE POLICY TO TRANSACTIONS

IN COMPANY SECURITIES
●
GENERAL RULE
The Policy

applies to

all transactions

in the

Company’s securities,

including common

stock and

any other

securities the
Company

may

issue

from

time

to

time,

such

as

preferred

stock,

warrants

and

convertible

debentures,

as

well

as

to
derivative securities

relating to

the Company’s

stock, whether

or not

issued by

the Compan
y,
such as

exchange-traded
options.

For

purposes

of

this

Policy,

the

term

“trade”

includes

any

transaction

in

the

Company’s

securities,

including

gifts

and
pledges.
●
EMPLOYEE BENEFIT PLANS
●

Stock Option Plans
The trading prohibitions

and restrictions set

forth in the

Policy do not

apply to the

exercise of

stock options

for
cash, a promissory note, or by

having the Company withhold common stock in

payment of the exercise price but
do apply to all sales of securities acquired through the

exercise of stock options.

Thus, the Policy does apply to the “same-day sale” or cashless exercise of Company stock options.
●

Employee Stock Purchase Plans
The

trading

prohibitions

and

restrictions

set

forth

in

the

Policy

do

not

apply

to

periodic

contributions

by

the
Company or employees to employee stock purchase plans or employee benefit plans (e.g., a pension or 401(k)
plan) which are used to purchase Company securities

pursuant to the employee’s advance instructions.

However, no officers or employees may alter their instructions regarding the level of withholding or the purchase
of Company securities in

such plans while in

the possession of MNPI.

Any sale of

securities acquired under such
plans is subject to the prohibitions and restrictions of this

Policy.
3.4.

EMPLOYEES MAY NOT PARTICIPATE

IN CHAT ROOMS

Employees are

prohibited from

participating in

chat room

discussions or other

Internet forums

regarding the

Company’s
securities or business.
3.5.

EVERY INDIVIDUAL IS RESPONSIBLE
Every employee has the individual responsibility to comply with the policy against illegal insider trading.

An employee may, from time to time, have to forego a proposed transaction in the Company’s securities even if he or she planned to make the transaction before learning of

the MNPI and even though the employee believes

that he or she may
suffer an economic loss or forego anticipated profit

by waiting.
3.6.

THE POLICY CONTINUES TO APPLY FOLLOWING TERMINATION OF EMPLOYMENT
The Policy continues to apply to transactions in the Company’s securities even after termination of employment.

If an

employee is

in possession

of MNPI

when his

or her

employment terminates, he

or she

may not

trade in

the Company’s
securities until

that information

has become

public or

is no

longer material,

regardless of

whether the

Company is

in an
open or closed trading period.
4.

COMPLIANCE OFFICER

4.1.

INSIDER TRADING COMPLIANCE OFFICER

The Company has a designated Insider Trading

Compliance Officer (hereinafter referred to as the

“Compliance Officer”).
The duties of the Compliance Officer include,

but are not limited to, the following:
●

Administering the Policy and monitoring and enforcing

compliance with all Policy provisions and procedures;
●

Responding to all inquiries relating to the Policy and its

procedures;
●

Designating and

announcing special

trading blackout

periods during

which no

employees may

trade in

Company
securities;
●

Providing

copies

of

the

Policy

and

other

appropriate

materials

to

all

current

and

new

directors,

officers

and
employees, and

such other

persons as

the Compliance

Officer determines

have access

to MNPI

concerning the
Company;
●

Administering, monitoring and enforcing compliance with

federal and state insider trading laws

and regulations; and
assisting in the preparation and filing

of all required SEC reports relating

to trading in Company securities, including
without limitation Forms 3, 4, 5 and 144 and Schedules

13D and 13G;
●

Pre-clearing all trading in securities of the Company by

Section 16 Insiders;
●

Providing approval of any Rule 10b5-1 plans;
●

Selecting designated brokers through which employees

are authorized to trade Company securities;
●

Revising the Policy as necessary to reflect changes in federal or state insider trading laws and regulations;
●

Maintaining as Company records originals or copies of all documents required by the provisions of the Policy or the
procedures

set

forth

herein,

and

copies

of

all

required

SEC

reports

relating

to

insider

trading,

including

without
limitation Forms 3, 4, 5 and 144 and Schedules 13D and 13G;
●

Maintaining an accurate list of Section 16 Insiders; and
●

Providing a reporting system with an effective whistleblower mechanism.
The Compliance

Officer may

designate one

or more

individuals to

perform the

Compliance Officer’s

duties in

the event
that the Compliance Officer is unable or unavailable

to perform such duties.

In fulfilling

his or her

duties under

this Policy,

the Compliance

Officer shall

be authorized

to consult

with the

Company’s
outside legal counsel.
4.2.

THE COMPLIANCE OFFICER IS AVAILABLE TO ANSWER QUESTIONS ABOUT THIS POLICY
Please direct

all inquiries

regarding any

of the

provisions or

procedures of

the policy

to the

Compliance Officer

via e-
mail at compliance@lesakatech.com or by calling +27

11 343 2000, or

in person
.
5.

MATERIAL NON-PUBLIC INFORMATION

5.1.

DEFINITION OF MATERIAL NON-PUBLIC INFORMATION
●
MATERIAL
Information

about

the

Company

is

“material”

if

it

would

be

expected

to

affect

the

investment

or

voting

decisions

of

a
reasonable shareholder or investor,

or if the disclosure of the information would be expected to significantly alter the total mix of the information in the marketplace about the Company.
In simple

terms, materiality

is a

relatively low

threshold and

material information

is any

type of

information

which could
reasonably be

expected to

affect

the market

price of

the Company’s

securities.

Both positive

and negative

information
may be material.

While it

is not

possible to identify

all information that

would be deemed

material, the following

types of information

ordinarily
would be considered material:
●

Financial performance, especially

quarterly and

year-end earnings, and

significant changes in

financial performance
or liquidity;
●

Company projections and strategic plans;
●

Offerings of Company securities;
●

Potential mergers or acquisitions, the sale of Company assets or subsidiaries or major partnering agreements;
●

New major contracts, orders, suppliers, customers or finance sources or the loss thereof;
●

Major discoveries or significant changes or developments

in products or product lines, research or technologies;
●

Significant changes or developments in supplies or inventory,

including significant product defects or recalls;
●

Significant pricing changes;
●

Significant changes in senior management or membership

of the Board of Directors;
●

Significant changes in accounting methods or policies;
●

Significant labour disputes or negotiations;
●

Cybersecurity risks, including vulnerability and breaches, and other institutional risks;
●

Actual or threatened major litigation, or the resolution of such litigation; and
●

Receipt or denial of regulatory approval for products.
Material information is not limited to historical facts but

may also include projections and forecasts.

●
NON-PUBLIC
Material information is “non-public”

if it has not been widely

disseminated to the general public

through a report filed with
the SEC or through major newswire services, national news

services or financial news services.

For the purpose of this

Policy, information will be considered public after the close of trading on the second full trading

day
following the Company’s widespread public release

of the information.
●
CONSULT THE COMPLIANCE OFFICER WHEN IN DOUBT
Any

employees

who

are

unsure

whether

the

information

that

they

possess

is

material

or

non-public

must

consult

the
Compliance Officer for guidance before trading

in any Company securities.
When any securities

transaction becomes the

subject of legal scrutiny,

it may be viewed

after the fact with

the benefit of
20/20 hindsight.

As a

result, before

engaging in

any securities

transaction, carefully

consider how

regulators

or others
may view the transaction.
5.2.

ONLY

DESIGNATED

COMPANY

SPOKESPERSONS

ARE

AUTHORIZED

TO

DISCLOSE

MATERIAL
NON-PUBLIC INFORMATION
The Company is required

under the federal

securities laws to

avoid the selective

disclosure of MNPI.

The Company has
established procedures for releasing material

information in a manner that is designed

to achieve broad dissemination of
the information immediately upon its release.

Employees may not,

therefore, disclose

material information

to anyone

outside the Company,

including family

members
and friends, other than in accordance with those established procedures.

Any inquiries from

outsiders regarding MNPI about

the Company should

be forwarded to

the Compliance Officer, the Chief
Risk Officer, Chief

Executive Officer,

or the Group Chief Financial Officer.

6.

PROHIBITED TRANSACTIONS

Certain types of transactions are prohibited:
6.1.

SHORT SALES

Short sales of the Company’s securities evidence an expectation on the part of the seller that the securi ties will decline in
value, and therefore signal to the market that the seller

has no confidence in the Company or its short-term

prospects.

In addition, short sales

may reduce the seller’s

incentive to improve the

Company’s performance. For these reasons, short
sales of the

Company’s securities

are prohibited by

this Policy.

In addition, Section

16(c) of the

Exchange Act expressly
prohibits executive officers and directors from engaging

in short sales.
6.2.

PUBLICLY TRADED OPTIONS
A transaction in options is, in effect,

a bet on the short-term movement of

the Company’s stock and therefore

creates the
appearance that the director

or employee is trading

based on inside

information. Transactions

in options also may

focus
the director’s or employee’s attention on short-term performance at the expense of the Company’s long-term

objectives.

Accordingly, transactio

ns in puts, calls or other derivative securities involving

the Company’s stock, on an exchange or in
any

other

organized

market,

are

prohibited

by

this

Policy.

(Option

positions

arising

from

certain

types

of

hedging
transactions are governed by the section below captioned

“Hedging Transactions”)
6.3.

HEDGING TRANSACTIONS
Certain

forms

of

hedging

or

monetization

transactions,

such

as

zero-cost

collars

and

forward

sale

contracts,

allow

an
employee to

lock in

much of

the value

of his

or her

stock holdings,

often in

exchange for

all or

part of

the potential

for
upside appreciation in the stock.

These transactions allow the employee to continue to own the covered securities, but without the full risks and rewards of ownership.

When

that

occurs,

the

employee

may

no

longer

have

the

same

objectives

as

the

Company’s

other
shareholders. Therefore, such transactions involving the Com pany’s securities are prohibited by this

Policy.
6.4.

MARGIN ACCOUNTS AND PLEDGES

Securities held in a margin account

may be sold by the broker

without the customer’s consent if the

customer fails to meet
a

margin

call.

Similarly,

securities

pledged

(or

hypothecated)

as

collateral

for

a

loan

may

be

sold

in

foreclosure

if

the
borrower defaults on the loan. Because

a margin sale or foreclosure sale

may occur at a time when the pledg

or is aware
of MNPI

or otherwise is

not permitted to

trade in

Company securities, directors,

officers and other

employees are prohibited
from holding Company securities in a margin account

or pledging Company securities as collateral for a loan.
An exception to

this prohibition may

be granted where

a person wishes

to pledge Company

securities as collateral

for a
loan (not

including margin

debt) and

clearly demonstrates

the financial

capacity

to repay

the loan

without resort

to the
pledged securities. Any person wishing to

enter into such an arrangement

must first receive pre-approval for

the proposed
transaction from the Compliance Officer in accordance

with the pre-approval procedures set forth in
Appendix A.

7.

TRADING ACTIVITIES BY EMPLOYEES

7.1.

TRADING

ACTIVITIES

BY

EMPLOYEES

ARE

PERMITTED

ONLY

DURING

CERTAIN

TRADING
WINDOWS

In order to avoid any questions and

to protect both employees and

the Company from any potential

liability, any

trade by
any employee will

be permitted

only during

an “
open trading window
.”

The trading window

generally opens
48 hours
following the public issuance of the Company’s earnings release for the most recent fiscal quarter and closes at the close of trading

on the

last day

of the

last month

of a

fiscal quarter.

The Company's

Compliance Officer

will communicate

to
employees and the Board of Directors the relevant open

and closed trading periods.

In addition to the times when the trading window

is scheduled to be closed, the Company may impose

a special blackout
period at its

discretion due to

the existence of

MNPI, such as

a pending acquisition, that

is likely to

be widely known

among
employees.

The

Company’s

Compliance

Officer

will

advise

employees

when

any

special

blackout

period

is

applicable.

The
Compliance

Officer

will

impose

such

a

blackout

period

if,

in

his/her

judgment,

there

exists

non-public

information

that
would make

trades by

the Company’s

employees (or

certain of

the Company’s

employees) inappropriate

in light

of the
risk that such trades could be viewed as violating applicable securities laws.
Even

when

a

trading

window

is

open,

employees

are

prohibited

from

trading

in

the

Company’s

securities

while

in
possession of MNPI.
An employee or

former employee, other than

a current or

former Section 16 Insider

of the Company, may submit a

request
to the Compliance Officer

to transact outside

of an open trading

window, subject

to the determination of

the Compliance
Officer

that,

based

on

the

individual’s

knowledge,

position,

responsibilities,

or

actual

or

potential

access

to

material
information, such

individual is

permitted to

trade notwithstanding

the restrictions

set forth

in this

Section 7.1.

To

obtain
such determination,

the employee

or former

employee, as

applicable, must

submit a

written request

to the

Compliance
Officer, confirming

that the employee or former

employee, as applicable, is

not in possession of MNPI

and providing any
additional information

reasonably requested

by the

Compliance Officer.

The Compliance

Officer will

review the

request
and may

approve or

deny trading

by the

employee or

former employee

during the

period prior

to the

next open

trading
window.
8.

VIOLATIONS OF THE POLICY

8.1.

VIOLATIONS

OF

INSIDER

TRADING

LAWS

OR

THE

POLICY

CAN

RESULT

IN

SEVERE
CONSEQUENCES
●
CIVIL AND CRIMINAL PENALTIES
The consequences of prohibited insider trading or tipping can be severe.

Persons violating insider trading or tipping rules
may be

required to

disgorge the

profit made

or the

loss avoided

by the

trading, pay

civil penalties

up to

three times

the
profit made, or loss

avoided, face private action

for damages, as well

as being subject to

criminal penalties, including

up
to 20 years in prison and fines of up to $5 million.

The Company and/ or the supervisors

of the person violating the rules

may also be required to pay

major civil or criminal
penalties.
In addition, a person

who tips others may

also be liable

for transactions by the

tippees to whom

he or she has

disclosed
MNPI.

Tippers

can

be

subject

to

the

same

penalties

and

sanctions

as

the

tippees,

and

the

SEC

has

imposed

large
penalties even when the tipper did not profit from the transaction.
●
COMPANY DISCIPLINE
Violation of the Policy or federal or state insider trading

laws by any director, officer

or employee may subject the director
to removal proceedings and

the officer or employee

to disciplinary action by

the Company, including termination for cause.
●
REPORTING VIOLATIONS
Any person who

violates the Policy

or any federal

or state laws

governing insider

trading or knows

of any such

violation
by any

other person,

must report

the violation

immediately to

the Compliance

Officer and/or

the Audit Committee

of the
Company’s Board of Directors.

Upon learning of any such violation, the Compliance Officer or Audit Committee, in consultation with the Company’s legal counsel,

will

determine

whether

the

Company

should

release

any

MNPI

or

whether

the

Company

should

report

the
violation to the SEC or other appropriate governmental

authority.
9.

REVISION AND ACKNOWLEDGEMENT OF THE POLICY
9.1.

THE POLICY IS SUBJECT TO REVISION

The Company may change the terms of the Policy from time to time to respond to developments in law and practice. The
Company will take reasonable steps to inform all affected

persons of any material change to the Policy.
The Audit Committee will be responsible for monitoring and recommending any modification to the Policy, if

necessary or
advisable, to the Board of Directors.
9.2.

ALL EMPLOYEES MUST ACKNOWLEDGE

THEIR AGREEMENT TO COMPLY WITH THE POLICY

The Policy

will be

delivered to

all employees

upon its

adoption by

the Company,

and to

all other

new employees

at the
start of their employment or relationship with the Company. Upon first receiving a copy of the Policy employees must sign
an acknowledgment that he or she

has received a copy and agrees

to comply with the Policy’s

terms. All revisions to the
Policy will be communicated to the employees and this

communication will be deemed acceptance of the same.

This acknowledgment

and

agreement

will constitute

consent for

the Company

to

impose

sanctions

for violation

of this
Policy and to

issue any

necessary stop-transfer

orders to

the Company’s

transfer agent

to enforce

compliance with

this
Policy.
9.3.

INQUIRIES
If you have any questions regarding any

of the provisions of this Policy, please contact the Compliance Officer via e-email at compliance@lesaktech.com or by calling +27 11

343 2000,.
10.

POLICY REVIEW

The

Audit

Committee

of

the

Company

will

periodically

(preferably

annually)

review

the

Policy

and

may

recommend
changes from time to time for the consideration of the

Board.

Any proposed changes to this Policy where indicated, shall be referred to the Board for appropriate action.
BOARD APPROVAL

RECEIVED: SEPTEMBER 2025

11.

APPENDIX

A

–

SPECIAL

RESTRICTION

ON

TRANSACTIONS

IN

COMPANY

SECURITIES

BY
SECTION 16 INSIDERS

PRE-CLEARANCE OF TRADES BY SECTION

16 INSIDERS
All

purchases,

sales

and

trades

of

equity

securities

of

the

Company

by

Section

16

Insiders,

other

than

transactions
pursuant to a Rule 10b5-1 trading plan approved by Compliance

Officer,

must be pre-cleared by the Compliance Officer.

The intent of

this requirement

is to prevent

inadvertent violations of

the Policy,

avoid trades involving

the appearance of
improper insider trading, facilitate

timely Form 4 reporting

and avoid transactions

that are subject to disgorgement

under
Section 16(b) of the Exchange Act.
Requests for

pre-clearance

must be

submitted

to the

Compliance Officer

at least

two (2)

business

days

in advance

of
each proposed

transaction.

All requests

should be

made in

writing and

sent to

the Compliance

Officer

via email.

If the
Section 16 Insider

submits the request

by email and

does not receive

a response from

the Compliance Officer

within 24
hours, the Section 16 Insider will be responsible for following up to ensure that the message was received.
A request for pre-clearance should provide the following information:
●

The nature of proposed transaction and the expected

date of the transaction;
●

Number of shares involved;
●

If the transaction involves a stock option exercise, the

specific option to be exercised; and
●

Contact information for the broker who will execute the transaction.
Once the proposed transaction is pre-cleared, the

Section 16 Insider may proceed with

it on the approved terms, provided
that he or she complies with all other securities law requirements, such as Rule 144 and prohibitions regarding trading on the basis of inside information,

and with any special trading

blackout imposed by the Company

prior to the completion

of
the trade.

The Section 16 Insider and his or her broker will be responsible for immediately reporting the results of the transaction as further described below. In

addition, pre-clearance is required for the establishment of a Rule 10b5-1 trading plan.

However,

pre-clearance

will not

be required

for individual

transactions

effected

pursuant to

a Rule

10b5-1

trading plan
that specifies or

establishes a formula

for determining the

dates, prices and

amounts of planned

trades once the

applicable
cooling-off

period

has

expired.

No

trades

may

be

made

under

an

approved

10b5-1

trading

plan

until

expiration

of

the
applicable

cooling-off

period.

Of

course,

the

results

of

transactions

effected

under

a

trading

plan

must

be

reported
immediately to the Company since they will be reportable

on Form 4 within two (2) business days following the

execution
of the trade, subject to an extension of not more than two (2) additional business days where the Section 16 Insider is not immediately aware of the execution of the trade.
Notwithstanding the foregoing, any transactions

by the Compliance Officer

shall be subject to pre-clearance

by the Chief
Executive Officer or,

in the event of his unavailability,

the Chief Financial Officer.
DESIGNATED BROKERS
Each market transaction

in the Company’s

stock by

a Section 16

Insider,

or any person

whose trades

must be reported
by that

Section 16

Insider on

Form 4

(such as

a member

of the

Section 16

Insider’s immediate

family who

lives in

the
Section 16 Insider’s household), must be executed by a broker designated by the Company unless the Section 16 Insider has received authorization from the Compliance Officer

to use a different broker.
A Section

16 Insider

and

any broker

that

handles the

Section 16

Insider’s transactions

in the

Company’s

stock

will be
required to enter into an agreement whereby:
●

The

Section

16

Insider

authorizes

the

broker

to

immediately

report

directly

to

the

Company

the

details

of

all
transactions

in

Company

equity

securities

executed

by

the

broker

in

the

Section

16

Insider’s

account

and

the
accounts of all others designated by the Section 16 Insider whose transactions may be attributed to the Section 16
Insider;
●

The

broker

agrees

not

to

execute

any

transaction

for

the

Section

16

Insider

or any

of

the

foregoing

designated
persons (other than under a pre-approved Rule 10b5-1 trading plan) until the broker has verified with the Company that the transaction has been pre-cleared; and
●

The broker agrees

to immediately report

the transaction

details (including

transactions under

Rule 10b5-1

trading
plans) directly to the Company and to the Section 16 Insider by telephone and in writing (by email).

Should a

Section 16

Insider wish

to use

a broker

other than

one of

the Company’s

designated brokers,

the Section

16
Insider should submit a request to use that broker to the

Compliance Officer.
REPORTING OF TRANSACTIONS
Under Section 16 of

the Exchange Act, most

trades by Section

16 Insiders are subject

to reporting on Form

4 within two
(2) business days following the trade date

(which in the case of an open

market trade is the date when the

broker places
the buy or sell order, not the

date when the trade is settled).

To

facilitate timely reporting

under Section 16

of the Exchange

Act of Insider transactions

in Company stock,

Section 16
Insiders are required to:
●

report the

details of

each transaction

immediately after

it is

executed (on

the same

day as

the trade

date, or

with
respect to transactions effected under

a Rule 10b5-1 plan,

on the date

the Section 16 Insider

is advised of

the terms
of the transaction); and

●

arrange with persons whose trades must

be reported by the Section

16 Insider (such as immediate family

members
living in

the Section

16 Insider’s

household) to

immediately report

directly to

the Company

and to

the Section

16
Insider the details of any transactions they have in the Company’s stock.
Transaction details to be reported include:
●

Transaction date (trade date);
●

Number of shares involved;
●

Price per share at which the transaction

was executed (before addition or deduction

of brokerage commission and
other transaction fees);
●

If the transaction was a stock option exercise, the specific option exercised; and

●

Contact information for the broker who executed the transaction.
The transaction details must be reported

to the Compliance Officer or

designee, with copies to the Company

personnel
who will assist the Section 16 Insider in preparing his or her Form

4.
INDIVIDUAL ACCOUNT PLAN BLACKOUT

PERIODS
Certain trading

restrictions

apply during

a blackout

period

applicable to

any Company

individual account

plan in

which
participants may hold Company stock.

For the purpose of such

restrictions, a “blackout period” is a

period in which the plan

participants are temporarily restricted
from

making

trades

in

Company

stock.

During

any

blackout

period,

Section

16

Insiders

are

prohibited

from

trading

in
shares of

the Company’s

stock that

were acquired

in connection

with such

director’s

or officer's

service or

employment
with the Company.

Such trading restriction is required by law, and no hardship exemptions are available. The Company will notify Section 16
Insiders in the event of any blackout period.